Exhibit 10.3

Execution Version

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (as amended from time to time in accordance with its terms, this “Agreement”), dated as of March 21, 2012, and effective as of the Effective Date (as herein defined) among Vantiv, Inc., a Delaware corporation (the “Corporation”), Vantiv Holding, LLC, a Delaware limited liability company (“Holding”), Fifth Third Bank, a bank chartered under the laws of Ohio (“Fifth Third Bank”), FTPS Partners, LLC, a Delaware limited liability company (“FTPS Partners”), and such other holders of Class B Units and Class C Non-Voting Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to establish economic equivalency between LLC Units (as defined herein) and Class A Common Stock (as defined herein); and

WHEREAS, the parties hereto desire to provide for the exchange from time to time of Class B Units or Class C Non-Voting Units for cash or for shares of Class A Common Stock on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1                                        Definitions.

The following definitions shall for all purposes, unless the context otherwise clearly indicates, apply to the capitalized terms used in this Agreement.

“Acquirer” means the acquirer or surviving entity (which, for the sake of clarity, may be Holding or the Corporation) in a Change of Control.

“Advancement Agreement” means the Advancement Agreement, by and between the Corporation, Holding, Fifth Third Bank and FTPS Partners, dated the date hereof, as such agreement may be amended from time to time in accordance with its terms.

“Advent Stockholders” means any investment fund affiliates of Advent International Corporation (or any successor) that hold shares of Class A Common Stock.

“Affiliate” means, with respect to any Person, any other Person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such Person; it being understood that “control” or any correlative version thereof in this definition shall have the meaning ascribed thereto in Rule 12b-2 under the Exchange Act.

“Agreement” has the meaning set forth in the preamble hereto.

“Applicable Banking Laws” means any federal and state banking laws and regulations applicable to Fifth Third Bank and its Affiliates, including the BHCA, the FDIA, the Federal

Reserve Act, Title XI of the Ohio Revised Code and any regulations of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation or the Ohio Division of Financial Institutions, as the case may be, thereunder.

“BHCA” means the Bank Holding Company Act of 1956, as amended.

“Board of Directors” means the Board of Directors of the Corporation.

“Business Day” means any day of the year other than a Saturday, a Sunday or any other day on which banking institutions in Ohio are required or authorized by law to close.

“Calendar Quarter” means each January 1 through March 31, April 1 through June 30, July 1 through September 30 and October 1 through December 31.

“Cash Exchange Payment” means an amount in cash equal to the product of (x) the number of Class B Units or Class C Non-Voting Units Exchanged and (y) the average of the daily VWAP of a share of Class A Common Stock for the 15 Trading Days immediately prior to the date of delivery of the relevant Exchange Notice; provided that in calculating such average, (i) the VWAP for any Trading Day during the 15 Trading Day period prior to the ex-date of any extraordinary distributions made on the Class A Common Stock during the 15 Trading Day period shall be reduced by the value of such distribution per share of Class A Common Stock, and (ii) the VWAP for any Trading Day during the 15 Trading Day period prior to the date of a Subdivision or Combination of Class A Common Stock during the 15 Trading Day period shall automatically be adjusted in inverse proportion to such Subdivision or Combination.

“Change of Control” means any (i) merger, consolidation or other business combination of the Corporation or Holding (or any Subsidiary or Subsidiaries that alone or together represent all or substantially all of the Corporation’s or Holdings’ consolidated business at that time) or any successor or other entity owning or holding substantially all the assets of the Corporation or Holding and their respective Subsidiaries that results in the holders of Class A Common Stock and the holders of LLC Units (in the case of the Corporation) or the holders of LLC Units (in the case of Holding) immediately before the consummation of such transaction, or a series of related transactions, holding, directly or indirectly, less than fifty percent (50%) of the voting power of the Corporation or Holding (or such Subsidiary or Subsidiaries) or any successor or other entity owning or holding substantially all the assets of the Corporation or Holding and their respective Subsidiaries or the surviving entity thereof, as applicable, immediately following the consummation of such transaction or series of related transactions; it being understood that such ownership shall be evaluated on a combined basis (i.e, on an as-converted basis and without regard to any voting power or ownership limitation on Fifth Third Bank and its Affiliates) so that any ownership interest in the Corporation shall be aggregated with any ownership interest in Holding or any other Subsidiary of the Corporation or any such successor; and it being further understood that no Change of Control shall be deemed to occur to the extent the acquirer thereof is any of the Advent Stockholders or their Affiliates or Fifth Third Bank or any of its Affiliates or any Person with whom any of the foregoing has formed a joint venture or has otherwise formed a Group with respect to such Change of Control; (ii) transfer, in one or a series of related transactions, of (x) with respect to Holding or any successor or other entity owning or holding substantially all the assets of Holding and its Subsidiaries, units of Holding (or other equity interests) representing fifty percent (50%) or more of the voting power of Holding (or such Subsidiary or Subsidiaries) or such successor or other entity, to a Person or Group (other than the Corporation and any of its Subsidiaries, the Advent Stockholders or any of their Affiliates or Fifth Third Bank or any of its Affiliates or any Person with whom any of the foregoing has formed a joint venture or has otherwise formed a Group with respect to such Change of Control), and (y) with respect to the Corporation or any successor or other entity owning or holding substantially all the assets of the Corporation and its Subsidiaries, shares of Class A Common Stock (or other equity interests) that results in any Person or Group (other than the Corporation or any of its Subsidiaries, the Advent Stockholders or their Affiliates or Fifth Third Bank or its Affiliates or any Person with whom any of the foregoing has formed a joint venture or has otherwise formed a Group with respect to such Change of Control) owning or holding, directly or indirectly, (A) shares of Class A Common Stock entitled to elect a majority of the Board of Directors or the board of directors of any such successor or other entity or (B) fifty percent (50%) or more of the shares of Class A Common Stock (or equity interests) of the Corporation (or such Subsidiary or Subsidiaries) or any such successor or other entity; it being understood that such ownership shall be evaluated on a combined basis (i.e. on an as-converted basis) so that any ownership interest in the Corporation shall be aggregated with any ownership interest in Holding or any other Subsidiary of the Corporation or any such successor; or (iii) sale or other disposition in one or a series of related transactions of all or substantially all of the assets of the Corporation or Holding and their respective Subsidiaries; it being understood that no Change of Control shall be deemed to occur to the extent the acquirer of such assets is any of the Advent Stockholders or their Affiliates or Fifth Third Bank or any of its Affiliates or any Person with whom any of the foregoing has formed a joint venture or has otherwise formed a Group with respect to such Change of Control.  Notwithstanding anything to the contrary contained herein, for purposes of determining whether a Change of Control has occurred, it shall be assumed that all Class B Units have been exchanged for shares of Class A Common Stock (or equity interests of any successor or other entity owning or holding substantially all the assets of the Corporation and its Subsidiaries) immediately prior to any such merger, consolidation, other business combination or transfer and there is no limitation on the voting power or ownership limitation on Fifth Third Bank and its Affiliates.

“Certificate” means the Amended and Restated Certificate of Incorporation of the Corporation, as the same may be amended from time to time in accordance with its terms and not inconsistent with the provisions hereof.

“Class A Common Stock” means the Class A Common Stock, par value $0.00001 per share, of the Corporation.

“Class A Unit” means (i) a Class A Unit of Holding, or (ii) the common stock or other equity securities for which a Class A Unit has been converted or exchanged of a successor corporation or entity.

“Class B Common Stock” means the Class B Common Stock, no par value per share, of the Corporation.

“Class B Unit” means (i) a Class B Unit of Holding, or (ii) the common stock or other equity securities for which a Class B Unit has been converted or exchanged of a successor corporation or entity.

“Class C Non-Voting Unit” means (i) a Class C Non-Voting Unit of Holding, or (ii) the common stock or other equity securities for which a Class C Non-Voting Unit has been converted or exchanged of a successor corporation or entity.

“Code” means the Internal Revenue Code of 1986, as amended.

“Combination” means any combination of stock or units, as the case may be, by reverse split, reclassification, recapitalization or otherwise.

“Corporation” has the meaning set forth in the preamble hereto, and shall include any successor thereto.

“Date of Exchange” means with respect to an Exchange pursuant to Section 2.1(a), the date identified in the respective Exchange Notice.

“Effective Date” means on the date hereof immediately following the amendment and restatement of the LLC Agreement and the Certificate; provided, however, that this Agreement shall be deemed not effective and shall be void if the delivery of shares of Class A Common Stock to the underwriters in the initial public offering of Class A Common Stock has not occurred by April 4, 2012;

“Exchange” means an exchange of Class B Units or Class C Non-Voting Units for cash or shares of Class A Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Notice” means a written election of Exchange substantially in the form of Exhibit A, duly executed by the exchanging Holding Unitholder.

“FDIA” means the Federal Deposit Insurance Act, as amended.

“Fifth Third Bank” has the meaning set forth in the preamble hereto.

“FTPS Partners” has the meaning set forth in the preamble hereto.

“Government Entity” means any federal, state, local or foreign government, governmental subdivision, administrative body or other governmental or quasi-governmental agency, tribunal, court or other entity of competent jurisdiction.

“Group” has the meaning of “group” set forth in Rule 13d-3 under the Exchange Act.

“Holder” means any holder from time to time of the Warrant.

“Holding” has the meaning set forth in the preamble hereto, and shall include any successor thereto.

“Holding Unitholder” means each holder of one or more Class B Units or Class C Non-Voting Units party hereto as of the date hereof or which, following the date hereof, executes a joinder pursuant to Section 4.1 hereof.

“LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Holding, by and among the Corporation, Fifth Third Bank, FTPS Partners, and Holding, dated the date hereof, as such agreement may be amended from time to time in accordance with its terms.

“LLC Units” means the Class A Units, the Class B Units, and the Class C Non-Voting Units.

“Permitted Exchange Event” means one of the following events, as of the applicable Date of Exchange:

(A) the Exchange by a Holding Unitholder representing in the aggregate 2% or less of all outstanding LLC Units, provided that the exchanging Holding Unitholder has delivered an Exchange Notice to Holding not less than 60 days prior to such Date of Exchange, which Exchange Notice has not been revoked prior to ten Business Days before the proposed Date of Exchange, and provided further that no Date of Exchange pursuant to this clause (A) has previously occurred (or will occur pursuant to a prior, unrevoked Exchange Notice pursuant to this clause (A)) in the same Calendar Quarter as such Date of Exchange;

(B) the Exchange by a Holding Unitholder representing in the aggregate more than 2% of all outstanding LLC Units;

(C) the Exchange by a Holding Unitholder in connection with a Change of Control to the extent LLC Units are not exchanged under Section 2.1(b); or

(D) the Exchange by a Holding Unitholder in connection with an acquisition of Class A Common Stock, Class B Common Stock or LLC Units by the Advent Stockholders or any of their Affiliates that would be a “Rule 13e-3 transaction” as defined in Rule 13e-3(a)(3) under the Exchange Act.

provided that no Exchange shall be permitted under clauses (A) or (B) of this definition to the extent that a Holding Unitholder would, as a result of and upon the completion of such Exchange, own either (x) more than 18.5% of the issued and outstanding Class A Common Stock or (y) Class A Common Stock, Class B Common Stock or other capital stock representing in the aggregate more than 18.5% of the value or voting power in the election of directors of the Corporation of all issued and outstanding capital stock of the Corporation (and for the avoidance of doubt not including any ownership interest in any LLC Units); and provided, further that the preceding proviso shall not limit the aggregate number of Class B Units or Class C Non-Voting Units that may be Exchanged by a Holding Unitholder, including Exchanges consummated sequentially that represent in the aggregate more than 18.5% of the issued and outstanding Class A Common Stock, as long as the ownership limits in the preceding proviso are not exceeded at any one time (for the avoidance of doubt, nothing herein shall limit the Corporation’s discretion to effect an Exchange in either cash or shares of Class A Common Stock pursuant to Section 2.1).  For the avoidance of doubt, if (i) the ownership limits in the preceding proviso would be exceeded by giving effect to any Exchange and (ii) the Corporation does not elect to make a Cash Exchange Payment under Section 2.1, then the portion of such Exchange that exceeds the ownership limits in the preceding proviso shall not be a Permitted Exchange Event; and, in the event that the Holding Unitholder would only effect such Permitted Exchange Event on an all or nothing basis, the entire Exchange shall not be a Permitted Exchange Event.

“Permitted Transferee” has the meaning set forth in Section 4.1.

“Person” means an individual, a corporation, a partnership, an association, a limited liability company, a joint venture, a Government Entity, a trust or other entity or organization.

“Preferred Stock” means one or more series of Preferred Stock, par value $0.01 per share, issued from time to time by the Corporation.

“Registration Rights Agreement” means the Registration Rights Agreement, dated of even date herewith, by and among the Corporation and the shareholders party thereto, as such agreement may be amended from time to time in accordance with its terms.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Subdivision” means any subdivision of stock or units, as the case may be, by any split, dividend, reclassification, recapitalization or otherwise.

“Subsidiary” means, as to any Person, a Person of which (i) a majority of the outstanding share capital, voting securities or other equity interests are owned, directly or indirectly, by the initial Person and/or any other Subsidiary of the initial Person or (ii) the initial Person and/or any other Subsidiary of the initial Person is entitled, directly or indirectly, to appoint a majority of the board of directors or comparable body of such Person.

“Trading Day” means a day on which (i) the Class A Common Stock at the close of regular way trading (not including extended or after hours trading) is not suspended from trading on any national securities exchange or association or over-the-counter market that is the primary market for trading the Class A Common Stock at the close of business, (ii) the Class A Common Stock has traded at least once regular way on the national securities exchange or association or over-the-counter market that is the primary market for the trading of the Class A Common Stock, and (iii) there has been no “market disruption event.”  For purposes of this definition, “market disruption event” means the occurrence or existence for more than one half-hour period in the aggregate on any scheduled trading day for the Class A Common Stock of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the stock exchange or otherwise) in the Class A Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time.

“VWAP” means the daily per share volume-weighted average price of the Class A Common Stock as displayed under the heading Bloomberg VWAP on the Bloomberg page designated for the Class A Common Stock (or its equivalent successor if such page is not available) in respect of the period from the open of trading on such day until the close of trading on such day (or if such volume-weighted average price is unavailable, (x) the per share volume-weighted average price of such Class A Common Stock on such day (determined without regard to afterhours trading or any other trading outside the regular trading session or trading hours), or (y) if such determination is not feasible, the market price per share of Class A Common Stock, in either case as determined by a nationally recognized independent investment banking firm retained for this purpose by the Corporation).

“Warrant” means the Warrant No. 1, issued by Holding on June 30, 2009 and any warrant issued pursuant thereto in accordance with its terms.

SECTION 1.2                                        Interpretation.

In this Agreement and in the Exhibits hereto, except to the extent that the context otherwise clearly requires:

(a)                                 the headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

(b)                                 defined terms include the plural as well as the singular and vice versa;

(c)                                  words importing gender include all genders;

(d)                                 a reference to any statute, regulation or statutory or regulatory provision shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory and regulatory instruments or orders made under it;

(e)                                  references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections and clauses of, and Exhibits to, this Agreement;

(f)                                   the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without limitation”; and

(g)                                  unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include its successors and permitted assigns.

The parties have participated jointly in negotiating and drafting this Agreement.  If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

SECTION 2.1                                        Exchange of Class B Units and Class C Non-Voting Units.

(a)                                 Elective Exchanges.

(i)                                     Upon the terms and subject to the conditions of this Agreement, in the event a Holding Unitholder wishes to effect a Permitted Exchange Event, such Holding Unitholder shall (i) deliver to Holding an Exchange Notice and (ii) surrender or, in the absence of such surrender, be deemed to have surrendered, Class B Units and/or Class C Non-Voting Units to Holding (and, in the case of Class B Units, surrender for cancellation one or more stock certificates (if certificated) or instructions and stock powers (if uncertificated)) representing an equal number of shares of Class B Common Stock) (in each case, free and clear of all liens, encumbrances, rights of first refusal and the like) in consideration for, at the option of the Corporation, with such consideration to be delivered as promptly as practicable following such delivery and surrender or deemed surrender (as applicable), but in any event within two Business Days after the Date of Exchange specified in such Exchange Notice, (x) a Cash Exchange Payment by Holding in accordance with the instructions provided in the Exchange Notice, in which event such exchanged LLC Units and the shares of Class B Common Stock automatically shall be deemed cancelled concomitant with such payment, without any action on the part of any Person, including the Corporation or Holding, or (y) the issuance by the Corporation to such Holding Unitholder of a number of shares of Class A Common Stock equal to the number of Class B Units and/or Class C Non-Voting Units exchanged, in which event such exchanged LLC Units automatically shall be converted into an equal number of Class A Units (and the Class B Units or Class C Non-Voting Units so converted shall thereby cease to exist), and concomitantly with any such issuance, any exchanged Class B Common Stock automatically shall be deemed cancelled without any action on the part of any Person, including the Corporation.  If the Corporation elects to issue Class A Common Stock in an Exchange, the Corporation shall (i) deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock (or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation) the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant exchanging Holding Unitholder (or in such other name as is requested in writing by the Holding Unitholder), in certificated or uncertificated form, as may be requested by the exchanging Holding Unitholder, or (ii) if the Class A Common Stock is settled through the facilities of The Depository Trust Company, upon the written instruction of the exchanging Holding Unitholder set forth in the Exchange Notice, use its reasonable best efforts to deliver the shares of Class A Common Stock deliverable to such exchanging Holding Unitholder in the Exchange through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging Holding Unitholder in the Exchange Notice.

An Exchange pursuant to this Section 2.1(a)(i) of Class B Units or Class C Non-Voting Units for Class A Common Stock will be deemed to have been effected immediately prior to the close of business on the Date of Exchange, and the Holding Unitholder will be treated as a holder of record of Class A Common Stock as of the close of business on such Date of Exchange.

(ii)                                  Following the exercise of the Warrant by a Holder which is not Fifth Third Bank or an Affiliate of Fifth Third Bank, the issuance by Holding of Class C Non-Voting Units to such Holder upon exercise thereof in accordance with the Warrant and the joinder of such Holder to this Agreement pursuant to Section 4.1, such Class C Non-Voting Units shall be exchanged immediately pursuant to a Permitted Exchange Event in accordance with Section 2.1(a)(i).

(b)                                 Mandatory Exchanges.  In connection with a Change of Control, and subject to any approval of the Change of Control by the holders of Class A Common Stock and Class B Common Stock required under the Certificate or applicable law (which approval has been granted by a vote or consent of the shareholders of the Corporation in which the holders of Class B Common Stock were entitled to one vote per share of Class B Common Stock, in accordance with Article IV, Section 3(e)(2)(iii) of the Certificate), the Corporation shall have the right to require each Holding Unitholder to (1) sell or (2) Exchange some or all Class B Units and/or Class C Non-Voting Units beneficially owned by such Holding Unitholder (and, in the case of Class B Units, an equal number of shares of Class B Common Stock) (in each case, free and clear of all liens, encumbrances, rights of first refusal and the like), in consideration for the issuance by the Corporation to such Holding Unitholder of a number of shares of Class A Common Stock equal to the number of Class B Units and/or Class C Non-Voting Units sold or exchanged, such Exchange to be effected by the surrender of such Class B Units and Class C Non-Voting Units to the Corporation (and, in the case of Class B Units, surrender for cancellation one or more stock certificates (if certificated) or instructions and stock powers (if uncertificated) and the subsequent automatic conversion of such exchanged Class B Units and/or Class C Non-Voting Units into an equal number of Class A Units (whereupon, the Class B Units and/or Class C Non-Voting Units so converted shall cease to exist and concomitantly with any such issuance, any exchanged Class B Common Stock automatically shall be deemed cancelled without any action on the part of any Person, including the Corporation).  Any such sale or Exchange pursuant to this Section 2.1(b)(i) shall be effective immediately prior to the consummation of the Change of Control (and, for the avoidance of doubt, shall not be effective if such Change of Control is not consummated).  To effect the delivery of such shares of Class A Common Stock, the Corporation shall: (x) deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock (or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation) such number of shares of Class A Common Stock, registered in the name of the relevant Holding Unitholder (or in such other name as is requested in writing by such Holding Unitholder), in certificated or uncertificated form, as may be requested by the such Holding Unitholder, or (y) if the Class A Common Stock is settled through the facilities of The Depository Trust Company, upon the written instruction of such Holding Unitholder, use its reasonable best efforts to deliver the shares of Class A Common Stock through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Holding Unitholder.  The Corporation shall provide written notice of an expected Change of Control to all Holding Unitholders within the earlier of (x) five days following the execution of the agreement with respect to such Change of Control and (y) ten days before the proposed date upon which the contemplated Change of Control is to be effected, indicating in such notice such information as may reasonably describe the Change of Control transaction, subject to applicable law, including the date of execution of such agreement or such proposed effective date, as applicable, the amount and types of consideration to be paid for LLC Units or shares of Class A Common Stock, as applicable, in the Change of Control (which consideration shall (subject to the last sentence of this Section 2.1(b)(i)) be identical whether paid for LLC Units or shares of Class A Common Stock, in accordance with Section 2.4(a)), any election with respect to types of consideration that a holder of LLC Units or shares of Class A Common Stock, as applicable, shall be entitled to make in connection with the Change of Control, the percentage of total LLC Units or shares of Class A Common Stock, as applicable, to be transferred to the Acquirer by all shareholders in the Change of Control, and the number of Class B Units and Class C Non-Voting Units held by each Holding Unitholder that the Corporation intends to require be Exchanged for shares of Class A Common Stock in connection with the Change of Control.  The Corporation shall update such notice from time to time to reflect any material changes to such notice.  The Corporation may satisfy any such notice and update requirements described in the preceding two sentences by providing such information on a Form 8-K, Schedule TO, Schedule 14D-9 or similar form filed with the SEC.  Notwithstanding anything to the contrary in this Agreement, upon notice to the Corporation, Fifth Third Bank and its Affiliates shall not be required to accept as consideration in connection with any Change of Control (x) any equity securities or other consideration that Fifth Third Bank or its Affiliates (and any Holding Unitholder subject to Applicable Banking Laws) are not permitted to own pursuant to Applicable Banking Laws, (y) securities or other consideration the ownership of which is not permitted (either through denial or not having been acted upon in a reasonable time frame by the relevant Governmental Entity) after Fifth Third Bank or its Affiliates have sought any required regulatory approval from any Government Entity, (z) securities or other consideration that would cause Fifth Third Bank or its Affiliates to be deemed, directly or indirectly, to control, for purposes of Applicable Banking Laws, any “depository institution” or “depository institution holding company” as defined in Section 3 of the FDIA (12 U.S.C. § 1813) or any “bank” as defined in Section 2 of the BHCA (12 U.S.C. § 1841); provided that the Corporation and Holding shall be entitled to deliver to Fifth Third Bank and its Affiliates (or any Holding Unitholder subject to Applicable Banking Laws), in which case Fifth Third Bank and its Affiliates or such Holding Unitholder shall accept, in lieu of any such securities, cash consideration having the same fair market value (as determined in good faith by the Corporation’s Board of Directors) as such securities.

(c)                                  Cancellation of Class B Common Stock.  Immediately upon the Exchange of any Class B Unit pursuant to Section 2.1(a) or (b), an equal number of outstanding shares of Class B Common Stock beneficially owned by the exchanging Holding Unitholder automatically shall be deemed cancelled without any action on the part of any Person, including the Corporation.  Any such cancelled shares of Class B Common Stock shall no longer be outstanding, and all rights with respect to such shares shall automatically cease and terminate.

(d)                                 Expenses. The Corporation, Holding and each exchanging Holding Unitholder shall bear its own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Corporation and Holding shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Holding Unitholder that requested the Exchange, then such Holding Unitholder or the Person in whose name such shares are to be delivered shall pay to the Corporation the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange (to the extent the amount of any such taxes are in excess of what would be required to be paid by the Corporation in connection with, or arising by reason of, such Exchange if the shares of Class A Common Stock were to be delivered in the name of the Holding Unitholder that requested the Exchange) or shall establish to the reasonable satisfaction of the Corporation that such tax has been paid or is not payable.  For the avoidance of doubt, each exchanging Holding Unitholder shall bear any and all income or gains taxes imposed on gain realized by such exchanging Holding Unitholder as a result of any such Exchange.

SECTION 2.2             Common Stock to be Issued.

(a)           In connection with any Exchange, the Corporation reserves the right to provide shares of Class A Common Stock that are registered pursuant to the Securities Act, unregistered shares of Class A Common Stock or any combination thereof, as it may determine in its sole discretion; it being understood that all such unregistered shares of Class A Common Stock shall be entitled to the registration rights set forth in the Registration Rights Agreement; provided such holders thereof have agreed to join the Registration Rights Agreement as parties thereto.

(b)           The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuances upon any Exchange, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the Exchange of all Class B Units and Class C Non-Voting Units of Holding that may be outstanding from time to time.  The Corporation shall at all times reserve and keep available out of its authorized but unissued Class B Common Stock, such number of shares of Class B Common Stock as shall from time to time be sufficient for purposes of satisfying the Exchange Agreement.  The Corporation shall take any and all actions necessary or desirable to give effect to the foregoing.

(c)           Prior to the effective date of any Exchange effected pursuant to this Agreement, the Corporation shall take all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of shares of Class A Common Stock and the Class B Common Stock and any LLC Units that result from the transactions contemplated by this Agreement, by each director of the Corporation who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Corporation upon the registration of any class of equity security of the Corporation pursuant to Section 12 of the Exchange Act (with the authorizing resolutions specifying the name of each such director whose acquisition or disposition of securities is to be exempted and the number of securities that may be acquired and disposed of by each such Person pursuant to this Agreement; provided that such information is provided by the Holding Unitholder to the Secretary of the Corporation in writing at least ten (10) business days in advance of any scheduled meeting of the Board of Directors of the Corporation).

(d)           The Corporation covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the

Exchange Act and the rules and regulations promulgated by the SEC thereunder to enable a holder of shares of Class A Common Stock received upon an Exchange to sell such shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Regulation S under the Securities Act.  Upon the written request of a Holding Unitholder, the Corporation shall deliver to such holder a written statement that it has complied with such requirements.

(e)           Any Class A Common Stock or Class B Common Stock to be issued by the Corporation in accordance with this Agreement shall be validly issued, fully paid and non-assessable.

SECTION 2.3             Ownership Limitations.  Neither the Corporation nor Holding shall, without the prior written consent of Fifth Third Bank, take any action that would cause Fifth Third Bank, after application of the constructive ownership rules under Section 1563(e) of the Code), or any other Holding Unitholder to own, at any time, (x) more than 18.5% of the issued and outstanding Class A Common Stock or (y) Class A Common Stock, Class B Common Stock or other capital stock representing in the aggregate more than 18.5% of the value or voting power in the election of directors of the Corporation of all issued and outstanding capital stock of the Corporation (and for the avoidance of doubt not including any ownership interest in any LLC Units), except in connection with a Change of Control pursuant to Section 2.1(b); provided that the Corporation shall be entitled to rely on Fifth Third Bank’s or any other Holding Unitholder’s beneficial ownership reporting made in Section 16 filings and on Schedules 13D/G except to the extent that Fifth Third Bank or such other Holding Unitholder has otherwise notified the Corporation of any changes after the date of any such filing.  Neither Fifth Third Bank nor any of its Affiliates shall, without the prior written consent of the Corporation, take any action that would cause Fifth Third Bank and its Affiliates, after application of the constructive ownership rules under Section 267 or Section 1563(e) of the Code, to own, at any time, (x) more than 18.5% of the issued and outstanding Class A Common Stock or (y) Class A Common Stock, Class B Common Stock or other capital stock representing in the aggregate more than 18.5% of the value or voting power in the election of directors of the Corporation of all issued and outstanding capital stock of the Corporation (and for the avoidance of doubt not including any ownership interest in any LLC Units), except in connection with a Change of Control pursuant to Section 2.1(b).  No other Holding Unitholder that holds Class B Units nor any of its Affiliates shall, without the prior written consent of the Corporation, take any action that would cause such Holding Unitholder or any of its Affiliates to own, after application of the constructive ownership rules under Section 267 or Section 1563(e) of the Code, at any time, (x) more than 18.5% of the issued and outstanding Class A Common Stock or (y) Class A Common Stock, Class B Common Stock or other capital stock representing in the aggregate more than 18.5% of the value or voting power in the election of directors of the Corporation of all issued and outstanding capital stock of the Corporation (and for the avoidance of doubt not including any ownership interest in any LLC Units), except in connection with a Change of Control pursuant to Section 2.1(b).

SECTION 2.4             Capital Structure of the Corporation and Holding.

(a)           The Corporation shall, and shall cause Holding to, take all actions necessary so that, at all times for as long as this Agreement is in effect (i) each Class B Unit and each Class C Non-Voting Unit has the same economic rights as each Class A Unit; (ii) the number of Class A Units outstanding equals the number of shares of Class A Common Stock outstanding; (iii) one Class B Unit is convertible into one Class A Unit and exchangeable for one share of Class A Common Stock pursuant to this Agreement; and (iv) one Class C Non-Voting Unit is convertible into one Class A Unit and exchangeable for one share of Class A Common Stock pursuant to this Agreement.

(b)           Upon the issuance by the Corporation of any shares of Class A Common Stock other than pursuant to an Exchange (including any issuance in connection with a business acquisition by the Corporation or its Subsidiaries, an equity incentive program or upon the conversion, exercise or exchange of any security or other instrument convertible into or exercisable or exchangeable for shares of Class A Common Stock), the Corporation shall contribute the proceeds of such issuance (net of any selling or underwriting discounts or commissions or other expenses permitted to be advanced under the Advancement Agreement) to Holding in exchange for a number of newly issued Class A Units equal to the number of shares of Class A Common Stock issued; provided that in lieu of such contribution and issuance, the Corporation may agree with a Holding Unitholder to transfer such net proceeds to such Holding Unitholder in exchange for a number of Class B Units or Class C Non-Voting Units equal to the number of shares of Class A Common Stock to which such net proceeds relate.  Any Class B Unit or Class C Non-Voting Unit so acquired by the Corporation automatically shall be converted into a Class A Unit held by the Corporation.

(c)           At any time that Holding issues a Class B Unit, the Corporation shall issue a share of Class B Common Stock to the recipient of such Class B Unit.  Upon the conversion or cancellation of any Class B Unit pursuant to this Agreement or the LLC Agreement, the corresponding share of Class B Common Stock automatically shall be cancelled without any action on the part of any Person, including the Corporation.  The Corporation may only issue shares of Class B Common Stock to Fifth Third Bank and its Affiliates and their Permitted Transferees.  Holding may only issue Class B Units to Fifth Third Bank and its Affiliates and their Permitted Transferees and to any holder of Class C Non-Voting Units to the extent there is a distribution on the LLC Units of Class B Units.  A Holding Unitholder may only transfer shares of Class B Common Stock to a Person (including any Affiliate of the Holding Unitholder) if an equal number of Class B Units are simultaneously transferred to the transferee, and a Holding Unitholder may only transfer Class B Units to a Person (including any Affiliate of the Holding Unitholder) if an equal number of shares of Class B Common Stock are simultaneously transferred to the transferee.

(d)           If Holding issues a Class C Non-Voting Unit, the Corporation will only issue Class A Common Stock to the recipient of such Class C Non-Voting Unit as and to the extent set forth in Section 2.1 hereof in connection with any Exchange. Holding shall not issue any Class C Non-Voting Units except upon exercise of the Warrant.

(e)           If the Corporation redeems, repurchases or otherwise acquires any shares of its Class A Common Stock for cash (including a redemption, repurchase or acquisition of restricted shares of Class A Common Stock for nominal or no value), Holding shall, coincident with such redemption, repurchase or acquisition, redeem or repurchase an identical number of Class A Units held by the Corporation upon the same terms, including the same price, as the terms of the redemption, repurchase or acquisition of the Class A Common Stock.

(f)            The Corporation shall not in any manner effect any Subdivision or Combination of Class A Common Stock unless Holding simultaneously effects a Subdivision or Combination, as the case may be, of LLC Units with an identical ratio as the Subdivision or Combination of Class A Common Stock.  Holding shall not in any manner effect any Subdivision or Combination of LLC Units unless the Corporation simultaneously effects a Subdivision or Combination, as the case may be, of Class A Common Stock and Class B Common Stock with an identical ratio as the Subdivision or Combination of LLC Units.

(g)           The Corporation shall not issue, and shall not agree to issue (including pursuant to any security or other instrument convertible into or exercisable or exchangeable for) any class of equity securities other than its Class A Common Stock, Class B Common Stock or one or more series of Preferred Stock that the Corporation may determine to issue from time to time in accordance with, and subject to the limitations contained in, the Certificate and this Section 2.4(g).  The Corporation shall not issue any shares of Preferred Stock unless (i) Holding issues or agree to issue, as the case may be, to the Corporation a number of units, with designations, preferences and other rights and terms that are substantially the same as such shares of Preferred Stock, equal to the number of such shares of Preferred Stock issued by the Corporation, and (ii) the Corporation transfers to Holding the proceeds (net of any selling or underwriting discounts or commissions and other expenses permitted to be advanced under the Advancement Agreement) of the issuance of such Preferred Stock (and agrees to transfer to Holding any amounts paid by the holders of securities or instruments exercisable or exchangeable therefor upon their exercise or exchange, if applicable, net of expenses permitted to be advanced under the Advancement Agreement).

(h)           For as long as this Agreement is in effect: (i) Holding shall not, and the Corporation shall cause Holding not to, at any time, issue LLC Units except as required by this Agreement or the Warrant; (ii) Holding shall not, and the Corporation shall cause Holding not to, at any time, issue LLC Units to any Person other than the Corporation, Fifth Third Bank or its Affiliates or any of their permitted transferees, or any permitted transferee of the Warrant; and (iii) the Corporation shall not transfer any Class A Units except in connection with a Change of Control.

(i)            If the Corporation makes a dividend or other distribution of Corporation stock on its Class A Common Stock, Holding shall make a dividend or other distribution to the Holding Unitholders holding Class B Units and Class C Non-Voting Units of an equivalent number of units of Holding with designations, preferences and other rights and terms that are substantially the same as such distributed stock.

(j)            If the Corporation makes a cash dividend on the Class A Common Stock not funded by a matching pro rata dividend by Holding on the LLC Units, then each Holding Unitholder holding Class B Units or Class C Non-Voting Units shall, at its option either (x) be issued that number of Class B Units equal to its pro rata share of the value of such cash dividend as if such cash dividend had been paid to all holders of LLC Units or (y) be entitled to receive a pro rata cash amount equal to what such Holding Unitholders would have received in connection with such dividend assuming that such Holding Unitholder held shares of Class A Common Stock on an fully as-converted basis (regardless, for these purposes, of any limitations on Exchanges otherwise set forth herein); provided that no Class B Units shall be issued or issuable to such Holding Unitholders under this Section 2.4(j) to the extent that such cash dividend is funded with excess cash held by the Corporation that was accumulated because tax distributions made by Holding to the Corporation exceed the Corporation’s actual tax liabilities.

(k)           If the Corporation makes a distribution of property other than cash or Corporation stock on the Class A Common Stock that the Corporation has not received through a matching pro rata distribution of such property on LLC Units by Holding, then each Holding Unitholder holding Class B Units or Class C Non-Voting Units shall be issued that number of Class B Units equal to its pro rata share of the aggregate value of such property as if such property had been paid to all holders of LLC Units.

(l)            The Corporation shall not amend the Certificate, shall not, and shall cause Holding not to, amend the LLC Agreement and shall not permit any other Subsidiary of the Corporation to amend its articles of organization, certificate of incorporation, certificate of formation, bylaws, limited liability company agreement, operating agreement or any other similar organizational documents, in a manner that would be inconsistent with, or have the effect of circumventing, the provisions of this Agreement or otherwise to deprive the Holding Unitholders of their rights hereunder.  The Corporation shall not permit: any change to the capitalization or organization of any of its Subsidiaries; any change at any of its Subsidiaries or any governance provisions of any Subsidiary; any reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities of the Corporation or any of its Subsidiaries; or any other voluntary action of any kind; in each case, that would in any way be inconsistent with, or have the effect of circumventing or seeking to circumvent, the observance or performance of the provisions of this Agreement to be observed or performed by the Corporation or Holding.

ARTICLE III

SECTION 3.1             Representations and Warranties of the Corporation.  The Corporation represents and warrants that (i) it is a corporation duly incorporated and is validly existing under the laws of the State of Delaware, (ii) it has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, including the issuance of Class A Common Stock and Class B Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by the Corporation and the consummation by it of the transactions contemplated hereby, including the issuance of the Class A Common Stock and Class B Common Stock, have been duly authorized by all necessary corporate action on the part of the Corporation, (iv) this Agreement constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and (v) the execution, delivery and performance of this Agreement by the Corporation and the consummation by the Corporation of the transactions contemplated hereby will not (A) result in a violation of the Certificate or the Amended and Restated Bylaws of the Corporation,  (B) conflict with, result in a breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, suspension, amendment, acceleration or cancellation, under any agreement, contract, commitment, instrument, undertaking, lease, note, mortgage, indenture, license or arrangement, whether written or oral, to which the Corporation is a party or by which any property or asset of the Corporation is bound or affected, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Corporation or by which any property or asset of the Corporation is bound or affected.

SECTION 3.2             Representations and Warranties of Holding.  Holding represents and warrants that (i) it is a limited liability company duly incorporated and is validly existing under the laws of the State of Delaware, (ii) it has all requisite limited liability power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by Holding and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary limited liability action on the part of Holding, (iv) this Agreement constitutes a legal, valid and binding obligation of Holding enforceable against Holding in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and (v) the execution, delivery and performance of this Agreement by Holding and the consummation by Holding of the transactions contemplated hereby will not (A) result in a violation of the LLC Agreement, or (B) conflict with, result in a breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, suspension, amendment, acceleration or cancellation, under any agreement, contract, commitment, instrument, undertaking, lease, note, mortgage, indenture, license or arrangement, whether written or oral, to which Holding is a party or by which any property or asset of Holding is bound or affected, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to Holding or by which any property or asset of Holding is bound or affected.

SECTION 3.3             Representations and Warranties of the Holding Unitholders.  Each Holding Unitholder, severally and not jointly, represents and warrants that (i) it is duly incorporated or formed and validly existing under the laws of such jurisdiction, (ii) it has all requisite corporate or other entity power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) the execution and delivery of this Agreement by it and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Holding Unitholder, (iv) this Agreement constitutes a legal, valid and binding obligation of such Holding

Unitholder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and (v) the execution, delivery and performance of this Agreement by such Holding Unitholder and the consummation by such Holding Unitholder of the transactions contemplated hereby will not (A) result in a violation of the certificate of incorporation and bylaws or other organizational documents of such Holding Unitholder, (B) conflict with, result in a breach or violation of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, suspension, amendment, acceleration or cancellation, under any agreement, contract, commitment, instrument, undertaking, lease, note, mortgage, indenture, license or arrangement, whether written or oral, to which such Holding Unitholder is a party or by which any property or asset of such Holding Unitholder is bound or affected, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Holding Unitholder or by which any property or asset of such Holding Unitholder is bound or affected.

ARTICLE IV

SECTION 4.1             Additional Holding Unitholders.  To the extent a Holding Unitholder validly transfers any Class B Units or Class C Non-Voting Units to another Person in accordance and in full compliance with the LLC Agreement, then such transferee (each, a “Permitted Transferee”) shall execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B, whereupon such Permitted Transferee shall become a Holding Unitholder hereunder.  For the avoidance of doubt, a Holder of the Warrant that is not Fifth Third Bank or its Affiliates shall execute a joinder to this Agreement upon any exercise of the Warrant thereof by such Holder.

SECTION 4.2             Addresses and Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by certified or registered mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 4.2):

(a)           If to the Corporation, to:

Vantiv, Inc.

8500 Governor’s Hill Drive

Symmes Township, OH  45249

Attention:      General Counsel

with a copy to:

Weil Gotshal & Manges, LLP

100 Federal Street, Floor 34

Boston, Massachusetts  02110

Telephone:    (617) 772-8300

Telecopy:      (617) 772-8333

Email:            marilyn.french@weil.com

Attention:      Marilyn French

(b)           If to Holding, to:

Vantiv Holding, LLC

8500 Governor’s Hill Drive

Symmes Township, OH  45249

Attention:      General Counsel

with a copy to:

Weil Gotshal & Manges, LLP

100 Federal Street, Floor 34

Boston, Massachusetts  02110

Telephone:    (617) 772-8300

Telecopy:      (617) 772-8333

Email:            marilyn.french@weil.com

Attention:      Marilyn French

(c)           If to Fifth Third Bank or FTPS Partners, to:

Fifth Third Bank

38 Fountain Square Plaza

Cincinnati, OH  45263

Telephone:    (513) 579-4300

Telecopy:      (513) 534-6757

Email:            paul.reynolds@53.com

Attention:      Paul Reynolds

with a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Telephone:    (212) 558-4000

Telecopy:      (212) 291-9085

Email:            korrya@sullcrom.com and gladina@sullcrom.com

Attention:      Alexandra D. Korry and Andrew R. Gladin

(d)           If to any other Holding Unitholder, to the address and other contact information set forth in the records of Holding from time to time.

SECTION 4.3             Further Assurances.  The parties shall execute, deliver, acknowledge and file such further agreements and instruments and take such other actions as may be reasonably necessary from time to time to make effective this Agreement and the transactions contemplated herein.

SECTION 4.4             Termination.  This Agreement shall terminate and be of no further force or effect only upon the latest to occur of the following: (i) no Class B Units remain outstanding; (ii) no Class C Non-Voting Units remain outstanding; and (iii) the Warrant having been fully exercised or expired in accordance with its terms.

SECTION 4.5             Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of all of the parties and their respective successors and permitted assigns, including, for the avoidance of doubt, any successor or assign of the Corporation or Holding by operation of law. Neither the Corporation nor Holding may assign their obligations under this Agreement except by operation of law in connection with a Change of Control.

SECTION 4.6             No Third Party Beneficiaries.  Neither this Agreement nor any provision hereof is intended to confer upon any Person (other than the parties hereto) any rights or remedies hereunder.

SECTION 4.7             Severability.  The provisions of this Agreement shall be deemed not to be severable.

SECTION 4.8             Amendment; Waivers.

(a)           No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective.  No provision of this Agreement may be amended except by an instrument in writing executed by the Corporation, Holding, Fifth Third Bank (if Fifth Third Bank or its Affiliates at that time hold any Class B Units or Class C Non-Voting Units) and the holders of a majority of the then outstanding Class B Units and Class C Non-Voting Units other than Fifth Third Bank and its Affiliates.

(b)           No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 4.9             Consent to Jurisdiction.

Each party agrees that it shall bring any action, suit, demand or proceeding (including counterclaims) in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby, exclusively in the Delaware Court of Chancery or, if unavailable, the United States District Court for the District of Delaware , in each case, sitting in the City of Wilmington, Delaware (the “Chosen Courts”), and solely in connection with claims arising under this Agreement or the transactions contemplated hereby (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action, suit, demand or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv)

agrees that service of process upon such party in any such action, suit, demand or proceeding shall be effective if notice is given in accordance with Section 4.2.

SECTION 4.10           Waiver of Jury Trial.  Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

SECTION 4.11           Tax Treatment.  For purposes of the Code and the Treasury Regulations promulgated thereunder, this Agreement shall be treated as part of the LLC Agreement of Holding as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder.

SECTION 4.12           Specific Performance.  Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond or furnishing other security, and in addition to all other remedies that may be available, shall be entitled to seek equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available and no party shall oppose the granting of such relief on the basis that money damages would be sufficient.

SECTION 4.13           Independent Nature of Holding Unitholders’ Rights and Obligations.  The obligations of each Holding Unitholder hereunder are several and not joint with the obligations of any other Holding Unitholder, and no Holding Unitholder shall be responsible in any way for the performance of the obligations of any other Holding Unitholder hereunder.

SECTION 4.14           Calculation of Damages.  In any action, suit, demand or proceeding (including counterclaims) in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby, in the determination of any liability for damages by the Corporation in favor of any Holding Unitholder, the parties agree that the amount of any such damages shall be grossed up to reflect such Holding Unitholder’s ownership interest in Holding such that such Holding Unitholder’s damages equal (x) the amount of such damages divided by (y) (i) one (1), minus (ii) the percentage that such Holding Unitholder’s LLC Units (as of the date such damages are incurred) represents of the LLC Units then outstanding (expressed as a decimal).

SECTION 4.15           Governing Law.  This Agreement (and all claims, controversies and causes of action, whether in contract, tort or otherwise) and the rights and obligations of the parties hereunder shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

VANTIV, INC.

By:	/s/ Charles D. Drucker
	Name:	Charles D. Drucker
	Title:	President and Chief Executive Officer

VANTIV HOLDING, LLC

By:	/s/ Charles D. Drucker
	Name:	Charles D. Drucker
	Title:	President and Chief Executive Officer

FIFTH THIRD BANK

By:	/s/ Greg D. Carmichael
	Name:	Greg D. Carmichael
	Title:	EVP & Chief Operating Officer

By:	/s/ Paul L. Reynolds
	Name:	Paul L. Reynolds
	Title:	EVP, Secretary and Chief Risk Officer

FTPS PARTNERS, LLC

By:	/s/ Paul L. Reynolds
	Name:	Paul L. Reynolds
	Title:	Executive Vice President

[SIGNATURE PAGE TO EXCHANGE AGREEMENT]

EXHIBIT A

[FORM OF]
ELECTION OF EXCHANGE

Vantiv Holding, LLC
8500 Governor’s Hill Drive
Symmes Township, OH  45249
Attention:       General Counsel

Reference is hereby made to the Exchange Agreement, dated as of March 21, 2012 (as amended from time to time in accordance with its terms, the “Exchange Agreement”), among Vantiv, Inc., Vantiv Holding, LLC, Fifth Third Bank, FTPS Partners, LLC and such other holders of Class B Units or Class C Non-Voting Units (as defined therein) from time to time party thereto.  Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holding Unitholder hereby transfers to Holding the number of Class B Units or Class C Non-Voting Units set forth below in Exchange for a Cash Exchange Payment to the account set forth below or for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement, effective as of the Date of Exchange set forth below.  The undersigned hereby acknowledges that the Exchange of Class B Units shall include the automatic cancellation of an equal number of outstanding shares of Class B Common Stock beneficially owned by the undersigned.  The undersigned hereby acknowledges that if the LLC Units to be exchanged hereby represent in the aggregate 2% or less of all outstanding LLC Units, this Election of Exchange is revocable (without the Corporation’s consent) only by a written notice of revocation delivered to the Corporation at least ten (10) Business Days prior to the Date of Exchange.

Legal Name of Holding Unitholder:
Address:
Number of Class B Units to be Exchanged:
Number of Class C Non-Voting Units to be Exchanged:
Date of Exchange:
Cash Exchange Payment instructions:

The undersigned hereby represents and warrants that (i) the undersigned has requisite corporate or other entity power and authority to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been

A-1

duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the undersigned has good and marketable title to its Class B Units, Class C Non-Voting Units and shares of Class B Common Stock that are subject to this Election of Exchange, and such Class B Units, Class C Non-Voting Units and shares of Class B Common Stock are being transferred to Holding free and clear of any pledge, lien, security interest, right of first refusal or other encumbrance; and (iv) no consent, approval, authorization, order, registration or qualification of, or any notice to or filing with, any third party or any court or governmental agency or body having jurisdiction over the undersigned or the Class B Units or Class C Non-Voting Units or shares of Class B Common Stock subject to this Election of Exchange is required to be obtained or made by the undersigned for the transfer of such Class B Units, Class C Non-Voting Units or shares of Class B Common Stock.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or Holding, as applicable, as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, solely to do any and all things and to take any and all actions necessary to effect the Exchange elected hereby, including to transfer to Holding or the Corporation the Class B Units, Class C Non-Voting Units and the shares of Class B Common Stock subject to this Election of Exchange and to deliver to the undersigned the cash or the shares of Class A Common Stock to be delivered in Exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

By:
Name:
Title:

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EXHIBIT B

[FORM OF]
JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of March 21, 2012 (the “Agreement”), among Vantiv, Inc. (the “Corporation”), Vantiv Holding, LLC (“Holding”), Fifth Third Bank, FTPS Partners, LLC and each of the other Holding Unitholders from time to time party thereto.  Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Agreement.  This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.  In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired Class B Units or Class C Non-Voting Units (including by exercise of the Warrant).  By signing and returning this Joinder Agreement to the Corporation and Holding, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Holding Unitholder in the Agreement, with all attendant rights, duties and obligations of a Holding Unitholder thereunder and (ii) makes, as of the date hereof, each of the representations and warranties of a Holding Unitholder in Section 3.3 of the Agreement as fully as if such representations and warranties were set forth herein. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and Holding, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:
Address for Notices:	With copies to:

Attention:

B-1

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Joinder Agreement to be executed and delivered by the undersigned or by its duly authorized attorney.

By:
Name:
Title:

Acknowledged as of                      , 20      :

VANTIV, INC.

By:
Name:
Title:

VANTIV HOLDING, LLC

By:
Name:
Title:

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